UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026
________________________
Blackstone Private Equity Strategies Fund L.P.
Blackstone Private Equity Strategies Fund (TE) L.P.
(Exact name of Registrant as specified in its charter)
________________________

Delaware Delaware (State or other jurisdiction of incorporation)	000-56446 000-56742 (Commission File Number)	88-1872156 88-2930978 (I.R.S. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(212) 583-5000

Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Blackstone Private Equity Strategies Fund L.P.	None	None	None
Blackstone Private Equity Strategies Fund (TE) L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Blackstone Private Equity Strategies Fund L.P. Yes ☒ No ☐
Blackstone Private Equity Strategies Fund (TE) L.P. Yes ☒ No ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Blackstone Private Equity Strategies Fund L.P. ☐
Blackstone Private Equity Strategies Fund (TE) L.P. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On September 1, 2026, Blackstone Private Equity Strategies Fund L.P. (“BXPE U.S.”) and Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder” and collectively with BXPE U.S., the “Funds,”) each sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $527.9 million(1) and $166.4 million(2), respectively. The following table details the Units sold by the Funds:

	Number of Units Sold(3)	Consideration(1)
Blackstone Private Equity Strategies Fund L.P.
Class I Units(2)
Series I	8,346,695	$331,566,925
Series II	—	$—
Series III	—	$—
Class S Units	4,999,999	$194,171,464
Class D Units	29,215	$1,150,000
Class N Units	31,928	$1,000,000
Total		$527,888,389
Blackstone Private Equity Strategies Fund (TE) L.P.(2)
Class I Units
Series I	1,663,626	$65,386,168
Series II	—	$—
Series III	—	$—
Class S Units	2,586,925	$99,401,833
Class D Units	46,256	$1,620,000
Total		$166,408,001

(1)The Funds, together with other Blackstone-managed parallel vehicles that invest alongside the Funds but excluding Blackstone Private Equity Strategies Fund SICAV (“BXPE Lux”), collectively form “BXPE.” BXPE and BXPE Lux are operated as distinct investment structures and are together referred to as the “BXPE Fund Program.” On September 1, 2026, the BXPE Fund Program (inclusive of the Funds) issued interests for aggregate consideration of approximately $890.1 million.
(2)The Feeder was established to allow certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors, to participate in BXPE U.S. in a more tax efficient manner. Accordingly, the Feeder invests all or substantially all of its assets indirectly in BXPE U.S. in exchange for BXPE U.S. Class I Units. On September 1, 2026, the Feeder acquired 4,136,414 BXPE U.S. Class I Units for aggregate consideration of approximately $164.3 million.
(3)The number of Units sold by each Fund was finalized on September 29, 2026, following the calculation of their respective transactional net asset values (each, a “Transactional NAV”) as of August 31, 2026. See Item 7.01 below for more information on the Funds’ Transactional NAVs.
The offer and sale of the Units were made as part of the Funds’ continuous private offerings to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) and Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.
Transactional Net Asset Value
The Transactional NAV per Unit for each class of the Funds as of August 31, 2026 is as follows:

Transactional NAV as of August 31, 2026
Blackstone Private Equity Strategies Fund L.P.
Class I Unit
Series I	$39.72
Series II(1)	$—
Series III	$39.75
Class S Unit	$38.83
Class D Unit	$39.36
Class N Unit	$31.32
Blackstone Private Equity Strategies Fund (TE) L.P.
Class I Unit
Series I	$39.30
Series II(2)	$—
Series III(2)	$—
Class S Unit	$38.42
Class D Unit	$35.02

(1)The initial Transactional NAV per Unit for BXPE U.S.’s Class I-Series II Units will be equal to the Transactional NAV per Unit for BXPE U.S.’s Class I-Series I Units at the time of initial sale.
(2)The initial Transactional NAV per Unit for the Feeder’s Class I-Series II Units and Class I-Series III Units will be equal to the Transactional NAV per Unit for the Feeder’s Class I-Series I Units at the time of initial sale.
As of August 31, 2026, the BXPE Fund Program’s aggregate Transactional NAV was approximately $27.6 billion and BXPE’s aggregate Transactional NAV was approximately $19.3 billion.
The Funds calculate Transactional NAV for purposes of establishing the price at which transactions in their respective Units are made. A description of the Funds’ valuation process was included under “Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Calculation of Net Asset Value” of the Funds’ Annual Report on Form 10-K filed on March 13, 2026. Transactional NAV is based on the month-end values of each Fund’s respective investments and other assets and the deduction of any respective liabilities, including certain fees and expenses, in all cases as determined in accordance with the valuation policy that has been approved by the BXPE U.S. board of directors. Organizational and offering expenses advanced on the Funds’ behalf by the investment manager are recognized as a reduction to Transactional NAV ratably over 60 months beginning on January 1, 2025, and unitholder servicing fees, as applicable, are recognized as a reduction to Transactional NAV on a monthly basis as such fees are accrued. Certain contingent tax liabilities may not be recognized as a reduction to Transactional NAV if the Funds’ general partner reasonably expects such liabilities will not be recognized upon divestment of the underlying investment. Transactional NAV per Unit may differ from each Fund’s net asset value as determined in accordance with accounting principles generally accepted in the United States of America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2026	BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.
	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer

Date: September 29, 2026	BLACKSTONE PRIVATE EQUITY STRATEGIES FUND (TE) L.P.
	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer
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